Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.

Debtor

CASE NO. 2:13-BK-16127 (RJH)

BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT

MONTH OF February 28, 2014

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

3/14/2014
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

## CURRENT MONTH"S
## RECEIPTS AND DISBURSEMENTS

| | BANK ACCOUNTS | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Operating | Savings | Payroll-FSA | Payroll | Lloyds TSB | Adeq Assurance Utility Deposit | Chapter 7 Bankruptcy | Creditors' Committee Carve Out | Merrill Lynch Investment | Petty Cash | Innergy Operating | Innergy Payroll | Innergy Incoming Wires | Total |
| | # 1311 | # 0819 | # 1770 | # 2028 | # 0434 | # 4411 | # 4424 | # 4602 | #7005 | | # 6103 | # 6116 | # 6129 | |
| Balance at Beginning of Period | 939,208.42 | - | 2,374.92 | 2,577.59 | - | 124,000.00 | 10,000.00 | 30,000.00 | - | 136.26 | 302,834.54 | - | - | 1,411,131.73 |
| RECEIPTS | | | | | | | | | | | | | | |
| Cash Sales | | | | | | | | | | | | | | - |
| Accounts Receivable | | | | | | | | | | | | | | - |
| Loans and Advances | | | | | | | | | | | | | | - |
| Sale of Assets | 1,487.55 | | | | | | | | | | | | | 1,487.55 |
| Transfers from Other DIP Accounts | | | | 30,000.00 | | | | | | | | | | 30,000.00 |
| COBRA reimbursement | | | | | | | | | | | | | | - |
| 2012 State Income Tax Refund | | | | | | | | | | | | | | - |
| Other - Refund shipper fee | | | | | | | | | | | 2.00 | | | 2.00 |
| Other - Collection on behalf of buyer | | | | | | | | | | | | | | - |
| | | | | | | | | | | | | | | - |
| TOTAL RECEIPTS | 1,487.55 | - | - | 30,000.00 | - | - | - | - | - | | 2.00 | - | - | 31,489.55 |
| DISBURSEMENTS | | | | | | | | | | | | | | |
| Business - Ordinary Operations | 10,696.97 | | | | | | | | | | 1,500.00 | | | 12,196.97 |
| Business - Labor Expenses | 42,429.67 | | 20.00 | 35,380.05 | | | | | | | | | | 77,829.72 |
| Capital Improvements | | | | | | | | | | | | | | - |
| Pre-Petition Debt | | | | | | | | | | | | | | - |
| Transfers to Other DIP Accounts | 30,100.00 | | | | | | | | | | | | | 30,100.00 |
| Other (attach list) | | | | | | | | | | | | | | - |
| | | | | | | | | | | | | | | - |
| | | | | | | | | | | | | | | - |
| Reorganization Expenses: | | | | | | | | | | | | | | - |
| Attorney Fees | 287,759.32 | | | | | | | | | | 4,882.50 | | | 292,641.82 |
| Accountant Fees | 11,123.76 | | | | | | | | | | | | | 11,123.76 |
| Other Professional Fees | 21,390.93 | | | | | | | | | | 29,700.00 | | | 51,090.93 |
| U. S. Trustee Quarterly Fee | | | | | | | | | | | | | | - |
| Court Costs | | | | | | | | | | | | | | - |
| | | | | | | | | | | | | | | - |
| TOTAL DISBURSEMENTS | 403,500.65 | - | 20.00 | 35,380.05 | - | - | - | - | - | - | 36,082.50 | - | - | 474,983.20 |
| | 403,500.65 | | | | | | | | | | | | | |
| Balance at End of Month | 537,195.32 | - | 2,354.92 | (2,802.46) | Account Closed 2/2/14 | 124,000.00 | 10,000.00 | 30,000.00 | Account Closed 1/22/14 | 136.26 | 266,754.04 | - | - | 967,638.08 |

*Information provided above should reconcile with

-

| DISBURSEMENTS FOR CALCULATING QUARTERLY FEES: | |
|---|---|
| Total Disbursements From Above | 474,983.20 |
| Less: Transfers to Other DIP Accounts | (30,100.00) |
| Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.) | |
| Total Disbursements for Calculating Quarterly Fees | 444,883.20 |

Page 2

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	14,230.76	28,461.52	233,152.69
Selling & Marketing (attach detail)	-	-	-
General & Administrative (attach detail)	114,869.74	251,164.33	1,447,873.44
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	129,100.50	279,625.85	1,681,026.13
Income Before Non-operating Income and Expense	(129,100.50)	(279,625.85)	(1,528,630.30)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	-	4,454.00	(17,615.79)
Other Expense (attach list)	-	-	8,940.23
Interest Expense	(2,187.50)	(2,187.50)	(76,493.83)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(2,187.50)	2,266.50	(92,972.54)
Income Before Reorganization Expense	(131,288.00)	(277,359.35)	(1,621,602.84)
REORGANIZATION EXPENSES			
Professional Fees	71,655.50	339,550.28	2,349,763.77
U.S. Trustee Fees	3,250.00	15,275.00	16,900.00
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	(39,229.23)	(39,229.23)	(39,229.23)
Other - Mexico Wind Down	40,530.00	45,412.50	88,175.50
Total Reorganization Expenses	76,206.27	361,008.55	10,686,415.90
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(207,494.27)	(638,367.90)	(12,308,018.74)

Page 3

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending January 31, 2014
Case Number: 2:13-BK-16127 (RJH)

	Current Period	Prior Period
Current assets:		
Unrestricted Cash	803,638	1,242,132
Restricted Cash	164,000	169,000
Receivables, net	24,675	24,675
Note Receivable	35,000	-
Taxes Receivable	21,411	21,411
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	647,747	717,709
Assets Held for Sale	187,500	189,758
Total current assets	1,883,971	2,364,686
Other assets:		
Intercompany Receivable (attach list)	90,061,222	90,032,681
Investment in Collaboratev	-	-
Total other assets	90,061,222	90,032,681
Total assets	91,945,193	92,397,366
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	272,453	343,789
Accrued Taxes	-	-
Accrued Payroll	11,095	22,937
Accrued Legal	69,795	207,314
Intercompany Payable (attach list)	4,141,132	4,141,132
Accrued liabilities (attach list)	47,449	69,547
Total post-petition liabilities	4,541,923	4,784,719
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (attach list)	719,929	719,929
Other (attach list)	1,068,761	1,071,354
	0	0
Total Pre-Petition Liabilities	6,976,190	6,978,783
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	
Total Pre-Petition Equity	92,761,316	92,761,316
	-	
Post-Petition Cumulative Profit(Loss)	(12,308,019)	(12,100,524)
Direct Changes to Equity (Employee Stock & Option Vesting)	(32,342)	(33,053)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	80,427,079.64	80,633,863.73
Total liabilities & equity	91,945,193	92,397,366

Page 4

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	59,675.40	35,000.00	9,556.67	15,118.73
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	59,675.40	35,000.00	9,556.67	15,118.73

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Page 5

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	272,452.75	142,204.94	15,639.63	68,423.71	46,184.47
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	100,795.30	80,295.30	1,500.00	19,000.00	
Secured Debt	-				
Other (attach list)	4,168,675.09	16,952.43	30,906.26	96,489.46	4,024,326.94
Total Post-Petition Liabilities	4,541,923.14	239,452.67	48,045.89	183,913.17	4,070,511.41

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	-	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,230.76	85,111.86
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		14,230.76	233,155.73

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	11,123.76	25,537.20
Kurtzman Carson Consultants, LLC	9/19/2013	NA	21,390.93	95,922.65
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	875.00	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	29,700.00	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	4,882.50	22,865.00
Total Payments to Professionals			67,972.19	204,533.68

Page 6

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
UnitedHealthCare - 626059	Medical, Dental & Vision	Month-to-Month	Monthly/Varies based on participants
UnitedHealthCare Speciality Benefits - 303571	Supp Life, ST & LT Disability	Month-to-Month	Monthly/Varies based on participants
Travelers - 4B08288 UB	Workers Comp	2/25/13 - 2/25/14	Monthly/$5,539.91
Travelers - 8106C868 CUP	Umbrella Policy	3/1/13 - 3/1/14	Monthly/$5,665.70
Travelers - 8106C868 630	Commerical Pkg	3/1/13 - 3/1/14	Monthly/$880.12
Travelers - 8106C868 810	Automobile	3/1/13 - 3/1/14	Monthly/$5,095.51
Indian Harbor Insurance - MTP003688901	Professional Liab	3/1/13 - 3/1/14	Annual/$15,064
Travelers Casualty - 105753436	Crime	3/1/13 - 3/1/14	Annual/$7,373
Federal Insurance Company - 82346606	Special Risk	3/1/13 - 3/1/14	Annual/$3,059
Travelers Prop & Cas. - ZOC15N2493213ND	Cargo	2/19/13 - 2/19/14	Annual/$9,500
Chubb & Son - 3760 1120 1542 001C	Excess Liability	3/1/13 - 3/1/14	QRTLY/$7,086.24
Liberty Mutual Group - DO4N717527005	D&O Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	D&O Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Page 7

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: February 28, 2014

Account # 1311

Bank Name Bank of America - Ecotality Operating

Date	Payee	Purpose	Amount
Cash/Electronic Disbursements			
02/04/2014	ADP	Payroll Taxes	3,996.02
02/04/2014	Transfer to Payroll Account	Transfer to cover weekly payroll	10,000.00
02/07/2014	Transfer to Asia Pacific Account	Transfer to cover bank fees	100.00
02/10/2014	Akin Gump Strauss Hauer & Feld LL	Bankruptcy Attorney	143,855.43
02/11/2014	ADP	Payroll Taxes	4,232.95
02/11/2014	Nair & Co	Professional Fees Aust/Asia	11,123.76
02/11/2014	Transfer to Payroll Account	Transfer to cover weekly payroll	10,000.00
02/13/2014	ADP	Payroll Taxes	31.23
02/18/2014	Bank of America	Bank analysis fee	2,898.71
02/18/2014	ADP	Payroll Taxes	40.40
02/18/2014	ADP	Payroll Taxes	5,774.51
02/18/2014	Transfer to Payroll Account	Transfer to cover weekly payroll	10,000.00
02/24/2014	RDG Filings	EDGAR services -8K filing	840.00
02/24/2014	Akin Gump Strauss Hauer & Feld LL	Bankruptcy Attorney	123,756.44
02/25/2014	ADP	Payroll Taxes	4,432.69
		Total Cash/Electronic Disbursements	331,082.14

Check Number	Date	Payee	Purpose	Amount
CHECKS ISSUED				
7335	02/03/2014	Detrick Howard	Contract labor - 1st Ave lease clearout	200.00
7336	02/06/2014	Beverly Frye	Employee reimb - office supplies	47.06
7337	02/06/2014	Evers Robinson Ltd	401(k) plan audit	5,000.00
7338	02/06/2014	UnitedHealthcare	Medical Insurance	5,376.19
7339	02/06/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	225.00
7340	02/06/2014	Internal Revenue Service	Payroll Taxes	3,956.77
7341	02/13/2014	Edward Andrysiak	Employee reimb - office supplies/postage	746.91
7342	02/18/2014	Beverly Frye	Employee reimb - office supplies/postage	76.58
7343	02/18/2014	City of Scottsdale - Utilities	Utilities	43.60
7344	02/18/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee attorney	19,272.45
7345	02/18/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consultant	21,390.93
7346	02/18/2014	Sharon Blackwell	Employee reimb - office supplies/postage	297.86
7347	02/18/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	650.00
7348	02/18/2014	UnitedHealthcare	Medical Insurance	9,820.23
7349	02/20/2014	Tel-Data West, Inc	Contract labor-uninstall phone system being sold at auction	156.25
7350	02/21/2014	Internal Revenue Service	Payroll Taxes	4,768.68
7351	02/24/2014	Dept of Motor Vehicles	Duplicate title fee	15.00
7352	02/25/2014	Southwest Waste & Recycling	Dumpster rental - 1st Ave lease clearout	375.00
Total checks listed on this page				72,418.51
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	403,500.65

Page 8

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: February 28, 2014

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
02/04/2014	Discovery Benefit Claim Fund	Employee FSA withdrawal	20.00
		Total Cash/Electronic Disbursements	20.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	20.00

Page 8A

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: February 28, 2014

Account # 2028

Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1271	02/05/2014	Employee	Pay Period 1/27/14 to 2/2/14	1,237.04
1272	02/05/2014	Employee	Pay Period 1/27/14 to 2/2/14	1,460.06
1273	02/05/2014	Employee	Pay Period 1/27/14 to 2/2/14	2,257.56
1274	02/05/2014	Employee	Pay Period 1/27/14 to 2/2/14	2,229.09
1275	02/05/2014	Employee	Pay Period 1/27/14 to 2/2/14	893.22
1276	02/12/2014	Employee	Pay Period 2/3/14 to 2/9/14	1,237.03
1277	02/12/2014	Employee	Pay Period 2/3/14 to 2/9/14	1,796.77
1278	02/12/2014	Employee	Pay Period 2/3/14 to 2/9/14	2,257.56
1279	02/12/2014	Employee	Pay Period 2/3/14 to 2/9/14	2,229.11
1280	02/12/2014	Employee	Pay Period 2/3/14 to 2/9/14	945.23
1281	02/14/2014	Employee	Pay Period 2/10/14 to 2/14/14 & Vacation payo	2,933.58
1282	02/14/2014	Employee	Vacation Payout	666.24
1283	02/19/2014	Employee	Pay Period 2/10/14 to 2/16/14	1,237.04
1284	02/19/2014	Employee	Pay Period 2/10/14 to 2/16/14	2,257.56
1285	02/19/2014	Employee	Pay Period 2/10/14 to 2/16/14	2,229.10
1286	02/19/2014	Employee	Pay Period 2/10/14 to 2/16/14	945.22
1287	02/23/2014	Employee	Pay Period 2/17/14 to 2/23/14 & vacation payo	1,281.34
1288	02/26/2014	Employee	Pay Period 2/17/14 to 2/23/14	1,237.04
1289	02/26/2014	Employee	Pay Period 2/17/14 to 2/23/14 & vacation payo	3,821.15
1290	02/26/2014	Employee	Pay Period 2/17/14 to 2/23/14 & vacation	2,229.11
Total checks listed on this page				35,380.05
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	35,380.05

Page 8B

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: February 28, 2014

Account # # 6103

Bank Name IPC Operating

Date	Payee	Purpose	Amount
Cash/Electronic Disbursements			
2/7/14	Bustamante Escandon Y Pareyon	Attorney assisting with Mexico wind down	4,882.50
2/11/14	Armando Moreno-Ibarra	Liquidator Appointed for Mexico (total fee)	29,700.00
		Total Cash/Electronic Disbursements	34,582.50

Check Number	Date	Payee	Purpose	Amount
CHECKS ISSUED				
4772	2/11/14	Ed Andrysiak	Mexico tenant improvement demo - contactor payment reimbursement	1,500.00
Total checks listed on this page				1,500.00
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	36,082.50

Page 8C

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
February 28, 2014

OPERATING EXPENSES	Current Month	Year to Date	Total Since Filing
General & Administrative (attach detail)			
Accounting Services	9,300.00	9,300.00	15,100.00
Business Insurance	37,556.88	76,318.68	217,442.58
Dues & Subscriptions	441.91	923.99	3,847.64
Investor Relations	-	-	-
Legal Fees	-	-	10,604.67
License & Permits	-	61.19	439.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	5,560.64	13,173.30	43,863.66
Office Expenses (supplies, postage)	438.21	1,412.03	5,541.43
Parking	-	-	30.00
Payroll Expenses	51,762.60	128,920.32	504,873.91
Payroll Expense - Workers Comp Insurance	20,076.06	40,152.12	(4,415.77)
Equity Compensation	710.18	5,130.08	(14,378.70)
Less: Officer Compensation	(14,230.76)	(28,461.52)	(226,884.90)
Professional Fees (including equity based prof. fees)	-	0.48	899,875.03
Property Taxes	2,004.22	2,488.41	4,385.02
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	426.95	426.95	5,195.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	822.85	1,318.30	7,867.01
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	114,869.74	251,164.33	1,447,873.44

Page 3A

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Income
February 28, 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income		-	37.80
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	4,454.00	(17,615.79)

Page 3B

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
February 28, 2014

OTHER INCOME & (EXPENSE):	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

Page 3C

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(3,978,744.00)	(3,978,744.00)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,141,132.04)	(4,141,132.04)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,181,627.96	86,153,187.16
Due From Ecotality Stores, Inc.	3,844,593.29	3,844,593.09
Due From Ecotality Asia Pacific Limited	15,316.38	15,216.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,061,221.56	90,032,680.56

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due From Electric Transportation Engineering Corp	82,202,883.96	82,174,443.16
Due From Ecotality Stores, Inc.	3,693,099.19	3,693,098.99
Due From Ecotality Asia Pacific Limited	15,316.38	15,216.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	85,200,160.03	85,171,619.03

Note: Inter company balances are a net of payables and receivables by entity

Page 4A

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

February 28, 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	6,562.50	4,375.00
Accrued Professional Fees	31,000.00	60,594.86
Misc. Accrual	9,886.02	4,576.94
	47,448.52	69,546.80

Page 4B

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

February 28, 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	81,631.68	84,224.91
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		-
	1,068,760.54	1,071,353.77

Page 4C

Ecotality, Inc.
Case Number:	2:13-BK-16127 (RJH)
Accounts Payable
February 28, 2014

		1 - 30	31 - 60	61 - 90	> 90	TOTAL
	ABM	-	-	-	562.50	562.50
	ADP	5,536.77	-	-	-	5,536.77
	Akin Gump Strauss Hauer & Feld LLP	66,335.00	-	32,596.10	-	98,931.10
	Antenna Group LLC	-	-	-	15,000.00	15,000.00
	Aprea & Micheli, Inc.	-	-	1,250.00	1,875.00	3,125.00
	APS	106.37	-	-	-	106.37
	Arrowhead	-	-	15.00	15.00	30.00
	Benesch Friendlander Coplan & Aronoff LLP	-	-	-	638.00	638.00
	Beverly Frye	122.72	-	-	-	122.72
	Bryan Cave LLP	-	903.50	3,858.50	773.00	5,535.00
	Burns Barton, LLP	1,342.50	-	-	-	1,342.50
	City and County of San Francisco	5,931.20	-	-	-	5,931.20
	City of Phoenix	31.39	-	-	-	31.39
	Corporate Stock Transfer	-	-	111.44	224.57	336.01
	Digital -The Fruth Group	257.25	-	713.49	-	970.74
	Discovery Benefits	41.66	-	-	-	41.66
	Farella Braun & Martel LLP	-	-	4,002.06	4,659.05	8,661.11
	Jennings,Strouss & Salmon, PLC	4,817.80	4,679.40	6,058.90	-	15,556.10
	Kurtzman Carson Consultants LLC	28,848.81	-	-	-	28,848.81
	M2M One	-	-	330.00	880.00	1,210.00
	McGladrey, LLP	10,000.00	-	-	-	10,000.00
	Merrill Communications	507.92	-	3,115.26	-	3,623.18
	MR Copy (CCV Payments)	-	-	35.79	28.15	63.94
	MT Data	-	-	-	577.50	577.50
	NASDAQ OMX	-	-	4,375.00	-	4,375.00
	NRAI	-	-	378.00	-	378.00
	Oregon Dept. of Revenue -	-	-	237.37	-	237.37
	Over The Wire	-	-	-	437.25	437.25
	Parker Schwartz, PLLC	23,014.32	6,700.40	9,964.40	-	39,679.12
	ScreenSpaces, Inc.	-	-	-	549.75	549.75
	SRP	32.54	-	5.40	-	37.94
	Susie Herrmann	558.00	-	-	-	558.00
	TPG The Piacent Group, Inc.	-	-	-	15,750.00	15,750.00
	Xerox	95.69	95.69	95.69	-	287.07
	Arrowhead			15.00	83.26	98.26
	Canon Financial Service, Inc				294.85	294.85
	City of San Diego		61.19			61.19
	COX Business		1,347.34			1,347.34
	Digital - The Fruth Group				190.77	190.77
	Fedex		37.33			37.33
	Pitney Bowes Global Financial Services		64.00		213.27	277.27
	Sanyo Customs Brokerage, Inc.		140.00			140.00
	San Diego Gas & Electric		105.78	172.56	123.26	401.60
	Underwriters Laboratories Inc.		505.00			505.00
	UPS Supply Chain Solutions, Inc.				28.04	28.04
						-
TOTAL		147,579.94	14,639.63	67,329.96	42,903.22	272,452.75

Page 6A

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
February 28, 2014

POST-PETITION LIABILITIES

Accrued Payroll	11,094.53
Accrued Interest	6,562.50
Intercompany Payable	4,141,132.04
Misc. Accrual	9,886.02
	4,168,675.09

Page 6B